THIRD QUARTER 2013 RESULTS Willis Group Holdings October, 2013

Important disclosures regarding forward-looking statements

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act
of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following:  the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of any expense reduction initiative, charge or any revenue generating initiatives; our ability to implement and fully realize anticipated benefits of our new growth strategy, volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Human Capital areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business;
the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions, including any growth from associates; further impairment of the goodwill of one of our reporting units, in which case we may be required to record additional significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets & Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional information see also Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2012, and our subsequent filings with the Securities and Exchange
Commission.  Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding non-GAAP measures

This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.
We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.
These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date.  Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC.  Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.

Summary financial results
Q3
2013
Q3
2012
Adjustment
to reflect
accrual of
bonuses
throughout
2012 *
Q3 2012  –
“apples to
apples”
comparison
Change
Q3 2013 vs.
Q3 2012
“apples to
apples”
Organic commission
and fee growth
5.7% 2.2%
Adjusted operating
income
$ 76  m $ 82 m $ (17) m $ 65 m $ 11 m
Adjusted operating
margin
9.6% 10.9% (230) bps 8.6% 100 bps
Reported EPS $ (0.15) $ 0.15 $ (0.07) $ 0.08 $ (0.23)
Adjusted EPS $ 0.19 $ 0.22 $ (0.07) $ 0.15 $ 0.04
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13
Q3 2013 organic commission and fee growth
by business segment:
Willis North America: 3.9%
Willis International: 7.8%
Willis Global: 6.4%
Q3 2013 reported and adjusted EPS not
impacted by F/X movements
* See detailed information on change in remuneration policy on page 5

Total expenses
Q3 2013 total expenses up 7.6% on an
underlying basis
After adjusting Q3 2012 comparison to
reflect the $17 million negative impact
from the change in remuneration policy,
total expenses up 4.9%

$ millions
Q3
2013
Q3
2012
$ 720  $ 684 5.3%
Fees related to the
extinguishment of debt
(1) -
India JV settlement - (11)
Loss on disposal of operations - (1)
$ 719  $ 672 7.0%
Y-o-Y FX movement 4      -
$ 723  $ 672 7.6%
Adjustment to reflect accrual of
bonuses throughout 2012
- 17
$ 723 $ 689 4.9%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13
Total expenses – reported
Total expenses – adjusted
Total expenses - underlying
Total expenses – “apples to
apples” comparison

Salaries and benefits – assuming cash bonus accrued
throughout 2012
Above shows salaries and benefits expense as if we had been accruing for a cash bonus throughout 2012
S&B would have been $17 million higher in the third quarter 2012; $48 million higher in full year 2012
This is the basis on which we are accounting for bonuses in 2013 and beyond

$ millions Q1 Q2 Q3 Q4 FY
Salaries and benefits –
adjusted
$ 506 500 502 515 $ 2,023
Amortization of cash
retention awards
(59) (51) (46) (48) (204)
2012 cash bonus
accrual
63 63 63 63 252
Difference 4 12 17 15 48
Salaries and benefits –
assuming cash bonus
accrued
$ 510 512 519 530 $ 2,071
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13

Salaries and benefits
Q3 2013 underlying S&B growth of 8.4%
After adjusting Q3 2012 comparison to
reflect the $17 million negative impact
from the change in remuneration policy,
S&B growth up 4.8%. Driven by:

$ millions
Q3
2013
Q3
2012
Salaries and benefits –
reported
$ 541  $ 502 7.8%
Salaries and benefits –
adjusted
$ 541  $ 502 7.8%
Y-o-Y FX movement
3  -
Salaries and benefits  -
underlying
$ 544  $ 502 8.4%
Adjustment to reflect accrual of
bonuses throughout 2012
- 17
Salaries and benefits  -
“apples to apples”
comparison
$ 544  $ 519 4.8%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13
Increased headcount
Annual salary increases

Other operating expenses
Q3 2013: Other operating expenses
increased 5.9% on an adjusted basis
On an underlying basis, other
operating expenses were up 6.7%,
driven by higher business
development expenses and
professional fees

$ millions
Q3
2013
Q3
2012
Other operating expenses
– reported
$ 144 $ 146 (1.4)%
Fees related to the
extinguishment of debt
(1) -
India JV settlement - (11)
Other operating expenses
– adjusted
$ 143 $ 135 5.9%
Y-o-Y FX movement 1 -
Other operating expenses -
underlying
$ 144 $ 135 6.7%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13

APPENDICES

Summary financial results
YTD
2013
YTD
2012
Adjustment
to reflect
accrual of
bonuses
throughout
2012 *
YTD 2012  –
“apples to
apples”
comparison
Change
YTD 2013 vs.
YTD 2012
“apples to
apples”
Organic commission
and fee growth
5.3% 1.8%
Adjusted operating
income
$ 580 m $  586 m $ (33) m $ 553 m $ 27 m
Adjusted operating
margin
21.2% 22.5% (130) bps 21.2% 0 bps
Reported EPS $ 1.67 $ 2.03 $ (0.14) $1.89 $ (0.22)
Adjusted EPS $ 2.22 $ 2.13 $ (0.14) $1.99 $ 0.23
YTD 2013 organic commission and fee growth
by business segment:
Willis North America: 4.5%
Willis International: 4.5%
Willis Global: 6.7%
YTD 2013 reported and adjusted EPS
negatively impacted by $0.04 of F/X
movements
* See detailed information on change in remuneration policy on page 5
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13

Total expenses - YTD
YTD 2013 total expenses up 6.8%
on an underlying basis
After adjusting YTD 2012
comparison to reflect the $33
million negative impact from the
change in remuneration policy,
total expenses up 5.1%

See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13
$ millions
YTD
2013
YTD
2012
$ 2,203 $ 2,043 7.8%
Fees related to the
extinguishment of debt
(1) -
Expense reduction initiative (46) -
India JV settlement - (11)
Loss on disposal of operations - (1)
Write-off of uncollectible
accounts receivable
- (13)
Insurance recovery - 5
$ 2,156 $ 2,023 6.6%
Y-o-Y FX movement 4
-
$ 2,160 $ 2,023 6.8%
Adjustment to reflect accrual of
bonuses throughout 2012
- 33
$ 2,160 $ 2,056 5.1%
Total expenses – “apples to
apples” comparison
Total expenses - underlying
Total expenses – adjusted
Total expenses – reported

Salaries and benefits - YTD
YTD 2013 underlying S&B growth of
7.2%
After adjusting YTD 2012 comparison to
reflect the $33 million negative impact
from the change in remuneration policy,
S&B growth up 4.9%. Driven by:
Increased headcount
Increased incentive accruals
Annual salary increases

$ millions
YTD
2013
YTD
2012
Salaries and benefits –
reported
$1,638 $1,508 8.6%
Expense reduction initiative
(29) -
Salaries and benefits –
adjusted
$1,609 $1,508 6.7%
Y-o-Y FX movement
8 -
Salaries and benefits  -
underlying
$1,617 $1,508 7.2%
Adjustment to reflect accrual of
bonuses throughout 2012 - 33
Salaries and benefits –
“apples to apples”
comparison
$1,617 $1,541 4.9%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13

Other operating expenses
YTD 2013: Other operating expenses
increased 7.3% on an adjusted basis
On an underlying basis, other operating
expenses were up 6.3%, driven by
higher business development expenses
and professional fees

$ millions
YTD
2013
YTD
2012
Other operating expenses
– reported
$ 455 $ 431 5.6%
Fees related to the
extinguishment of debt
(1) -
Expense reduction initiative (12) -
India JV settlement - (11)
Write-off of uncollectible
accounts receivable
- (13)
Insurance recovery - 5
Other operating expenses
– adjusted
$ 442 $ 412 7.3%
Y-o-Y FX movement (4) -
Other operating expenses
– underlying
$ 438 $ 412 6.3%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 13

Important disclosures regarding non-GAAP measures

Commissions and fees analysis
2013 2012 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions) % % %
%
Three months ended
September 30, 2013
North America $ 328 $ 315 4.1 (0.4) 0.6 3.9
International 213 199 7.0 (0.8) 0.0 7.8
Global 250 235 6.4 (0.8) 0.8 6.4
$ 791 $ 749 5.6 (0.6) 0.5 5.7
2013 2012 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions) % % %
%
Nine months ended
September 30, 2013
North America $ 1,024 $    975 5.0 (0.1) 0.6 4.5
International 760 729 4.3 (0.4) 0.2 4.5
Global 938 887 5.7 (1.2) 0.2 6.7
$ 2,722 $ 2,591 5.1 (0.5) 0.3 5.3
Commissions and Fees
Commissions and Fees

Important disclosures regarding non-GAAP measures
Operating income (loss) to adjusted operating income
2012 2013
(In millions) 1Q 2Q 3Q YTD 4Q FY 1Q 2Q 3Q YTD
Operating Income $317 $179 $70 $566 ($775) ($209) $287 $171 $75 $533
Excluding:
Tender related fees - - - - - - - - 1 1
Expense reduction initiative - - - - - - 46 - 0 46
Goodwill impairment charge - - - - 492 492 - - - -
Write-off of unamortized cash retention awards - - - - 200 200 - - - -
2012 cash bonus accrual - - - - 252 252 - - - -
Write-off of uncollectible accounts receivable and legal
fees
13 - - 13 - - - - - -
Net loss on disposal of operations
- - 1 1 2 3 - - - -
Insurance recovery - (5) - (5) (5) (10) - - - -
India JV settlement
- - 11 11 - 11 - - - -
Adjusted Operating Income $330 $174 $82 $586 $168 $752 $333 $171 $76 $580
Adjustment to reflect accrual of bonuses
throughout 2012 (4) (12) (17) (33)
$326
$162 $65 $553
Operating Margin 31.3% 21.3% 9.3% 21.7% (89.0%) (6.0%) 27.3% 19.2% 9.4% 19.5%
Adjusted Operating Margin 32.6% 20.7% 10.9% 22.5% 19.1% 21.6% 31.7% 19.2% 9.6% 21.2%
36.6% 20.4% 8.2% 21.2%

Adjusted operating income - "apples to apples" basis
Adjusted Operating Margin - apples to apples" basis

Important disclosures regarding non-GAAP measures
Net income (loss) to adjusted net income
2012 2013
(In millions, except per share data) 1Q 2Q 3Q YTD 4Q FY 1Q 2Q 3Q YTD
Net Income from continuing operations $225 $107 $26 $358 ($804) ($446) $219 $105 ($27) $297
Excluding the following, net of tax:
Debt tender related fees - - - - - - - - 1 1
Debt extinguishment charge - - - - - - - - 60 60
Expense reduction initiative - - - - - - 38 - - 38
Goodwill impairment charge - - - - 458 458 - - - -
Write-off of unamortized cash retention awards - - - - 138 138 - - - -
2012 cash bonus accrual - - - - 175 175 - - - -
Net loss on disposal of operations - - 1 1 2 3 - - - -
Write-off of uncollectible accounts receivable and legal fees
8 - - 8 - 8 - - - -
Insurance recovery - (3) - (3) (3) (6) - - - -
India JV settlement - - 11 11 11 - - - -
Deferred tax valuation allowance - - - - 113 113 - - - -
Adjusted Net Income from continuing operations $233 $104 $38 $375 $79 $454 $257 $105 $34 $396
Diluted shares outstanding 176 176 175 176 175 176 176 178 180 178
Net income
$1.28 $0.61 $0.15 $(4.65) $1.24 $0.59 $1.67
per diluted share
$2.03 $(2.58) $(0.15)
Adjusted net income
$1.32 $0.59 $0.22 $0.45 $1.46 $0.59 $0.19 $0.00 per diluted share $2.13 $2.58
Adjustment to reflect accrual of bonuses throughout 2012 $(0.01) $(0.05) $(0.07) $(0.14)
Adjusted net income per diluted share - "apples to apples"
basis $1.31 $0.54 $0.15 $1.99

IR Contacts Peter Poillon Tel: +1 212 915-8084 Email: peter.poillon@willis.com Mark Jones Tel: +1 212 915-8796 Email: mark.p.jones@willis.com 16

THIRD QUARTER 2013 RESULTS Willis Group Holdings October, 2013